                                                                    Exhibit 10.4

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered
                                                         ---------
into as of July 15, 1999 among PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), CB Acquisition, Inc., a Delaware corporation
                    ---------
("CB"), the Persons identified as "Existing Guarantors" on the signature pages
  --
hereto (the "Existing Guarantors"), the Persons identified as "Existing Lenders"
             -------------------                               ----------------
on the signature pages hereto (the "Existing Lenders"), the persons identified as "New Lenders" on the signature pages hereto (the "New Lenders" and, together
    -----------                                          -------
with the Existing Lenders, the "Lenders") and BANK OF AMERICA, N.A., a national
                                -------
banking association, formerly known as NationsBank, N.A., as Agent (the "Agent")
                                                                         -----
for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Existing Credit Agreement hereinafter defined or in this Amendment.

                                    RECITALS
                                    --------

         WHEREAS, Packaging, the Existing Guarantors, the Agent and the Existing Lenders are parties to that certain Credit Agreement dated as of November 20, 1998 (as amended, modified, supplemented, extended or restated from time to time, the "Existing Credit Agreement");
           -------------------------

         WHEREAS, Packaging has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and

         WHEREAS, the Agent and the Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth below.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1

                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 1.
          ------

         SUBPART 1.1      Amendments to Section 1.1. Section 1.1 of the
                          -------------------------
Existing Credit Agreement is hereby amended in the following respects: amended in its entirety to read as follows:

             (a)  The definition of "Applicable Percentage" is hereby

                  "Applicable Percentage" means the appropriate applicable
                   ---------------------
              percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

==============================================================================================================================
                              Applicable Percentage
                  ------------------------------------------------------------------------------------------------------------
                         Eurodollar Loans               Base Rate Loans
                  --------------------------------------------------------------
                   Revolving Loans                Revolving Loans                    Standby       Commercial
Pricing Leverage    and Tranche A  Tranche B Term  and Tranche A  Tranche B Term Letter of Credit Letter of Credit  Commitment
 Level    Ratio      Term Loans        Loans        Term Loans        Loans            Fee               Fee            Fee
------------------------------------------------------------------------------------------------------------------------------
   I  *  2.5 to 1.0     2.25%          3.75%         1.25%             2.75%          2.25%             1.125%         0.50%
------------------------------------------------------------------------------------------------------------------------------
      *  3.0 to 1.0
  II       but          2.50%          3.75%         1.50%             2.75%          2.50%              1.25%         0.50%
      ** 2.5 to 1.0
------------------------------------------------------------------------------------------------------------------------------
      *  3.5 to 1.0
  III      but          2.75%          3.75%         1.75%             2.75%          2.75%             1.375%         0.50%
      ** 3.0 to 1.0
------------------------------------------------------------------------------------------------------------------------------
  IV  ** 3.5 to 1.0     3.00%          3.75%         2.00%             2.75%          3.00%              1.50%         0.50%
==============================================================================================================================

*   less than
**  more than equals to

                           The Applicable Percentage for purposes of calculating
                  the applicable interest rate for any day for any Loan, the applicable rate of the Commitment Fee for any day for purposes of Section 3.4(a), the applicable rate of the Standby Letter of Credit Fees for any day for purposes of Section 3.4(b)(i) and the Commercial Letter of Credit Fees for any day for purposes of Section 3.4(b)(ii) shall, in each case, be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which
                   ----------------
                  the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(d); provided
                                                                       --------
                  that the initial Applicable Percentages shall be based on
                  ----
                  Pricing Level IV (as shown above) and shall remain at Pricing Level IV until the first Calculation Date subsequent to September 30, 1999, and, thereafter, the Pricing Level shall be determined by the Leverage Ratio calculated as of the most recent Calculation Date; and provided further that if the
                                               ---------------------
                  Borrower fails to provide the officer's certificate required by Section 7.1(d) on or before the most recent Calculation Date, the Applicable Percentages for such Calculation Date shall be based on Pricing Level IV from such Calculation Date until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued.

                           The Borrower shall promptly deliver to the Agent, at
                  the address set forth on Schedule 11.1 and at the Agency
                                           -------------
                  Services Address, at the time the officer's certificate is required to be delivered by Section 7.1(d), information regarding any change in the Leverage Ratio that would change the existing Pricing Level pursuant to the preceding paragraph.

                  (b) The definition of "Borrower" is hereby amended in its entirety to read as follows:

                           "Borrower" means (a) with respect to the payment of
                            --------
                  all of the Credit Party Obligations, a collective reference to Packaging and CB, together with their respective successors and permitted assigns, and (b) with respect to all other matters, Packaging, together with its successors and permitted assigns.

                  (c) The definition of "Change of Control" is hereby amended in its entirety to read as follows:

                           "Change of Control" means any of the following
                            -----------------
                  events: (a) the sale, lease, transfer or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than Ivex or members of the Sponsor Group, (b) the Parent shall fail to own directly 100% of the outstanding Capital Stock in the Borrower, (c) Ivex and/or members of the Sponsor Group shall fail to own beneficially, directly or indirectly, in the aggregate at least 51% of the outstanding Voting Stock of the Parent, (d) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than Ivex or members of the Sponsor Group shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 30% or more of the outstanding Voting Stock of the Parent, (e) the failure of Ivex and members of the Sponsor Group to control, whether through ownership of Voting Stock, by contract or otherwise, a majority of the seats (excluding vacant seats) on the Parent's Board of Directors or (f) so long as any amounts under the ICI Seller Note remain due, the occurrence of a "Change of Control" as defined in the ICI Seller Note. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act.

                  (d) The definition of "Collateral Documents" is hereby amended in its entirety to read as follows:

                           "Collateral Documents" means the Security Agreement,
                            --------------------
                  the Pledge Agreement, the Mortgage Documents and such other documents executed and delivered in connection with the attachment and perfection of the Lenders' security interests in the Property of the Credit Parties, including without limitation, UCC financing statements and patent and trademark filings with respect to the Intellectual Property of the Credit Parties.

                  (e) The definition of "EBITDA" is hereby amended in its
            entirety to read as follows:

                           "EBITDA" means, for any period, with respect to the
                            ------
                  Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property) or non-cash losses (including any non-cash charges resulting from the Stock Option Plan)) plus (b)
                  an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income or franchise taxes and Restricted Payments for Taxes for such period and (iii) all depreciation and amortization for such period, all as determined in accordance with GAAP; provided,
                                                                     --------
                  however, that (1) EBITDA for each of the fiscal quarters of
                  -------
                  the Borrower ended December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998 shall be equal to the sum (where applicable) of (A) EBITDA for each such period as set forth on
                  Schedule 1.1(d) plus (B) ICI EBITDA for each such period as
                  --------------- ----
                  set forth on Schedule 1.1(d) plus (C) ICI EBITDA Synergies for
                               --------------- ----
                  each such period as set forth on Schedule 1.1(d), (2) EBITDA
                                                   ---------------
                  for each of the fiscal quarters of the Borrower ending December 31, 1998 and March 31, 1999 (A) shall be determined without giving effect to non-cash purchase price accounting adjustments of up to $2.5 million relating to the Transactions and (B) shall be equal to the sum of (w) the amount determined pursuant to the provisions of this definition prior to the proviso with respect to the Borrower and its Subsidiaries other than ICI plus (x) ICI EBITDA for each such period as set
                                 ----
                  forth on Schedule 1.1(d) plus (y) ICI EBITDA Synergies for each such period as set forth on Schedule 1.1(d) plus (z) only
                                                   --------------- ----
                  with respect to the fiscal quarter of the Borrower ending December 31, 1998, $900,000, and (3) EBITDA for the fiscal quarters of the Borrower ending June 30, 1999 and September 30, 1999 shall be determined without giving effect to non-cash purchase price accounting adjustments relating to the Alupac Acquisition.

                  (f) The definition of "Eligible Assignee" is hereby amended in its entirety to read as follows:

                       "Eligible Assignee" means (a) any Lender; (b) an
                        -----------------
                  Affiliate or Approved Fund of a Lender; and (c) any other Person approved by the Agent and the Borrower (such approval not to be unreasonably withheld or delayed (it being understood that the Borrower may refuse to consent to an assignment to a potential competitor of the Borrower)); provided that (i) the Borrower's consent is not required if at
                  -------- ----
                  the time any assignment is effected in accordance with Section 11.3(b) an Event of Default has occurred and is continuing,
                  (ii) approval by the Borrower shall be deemed given if no objection is received by the assigning Lender and the Agent from the Borrower within two Business Days after notice of such proposed assignment has been received by the Borrower; and (iii) neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

                  (g) The definition of "Equity Issuance" is hereby amended in its entirety to read as follows:

                       "Equity Issuance" means any issuance by a Credit
                        ---------------
                  Party to any Person (other than a Credit Party, a member of the Sponsor Group, Ivex or, in connection with the Alupac Acquisition, members of senior management of ICI) of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity (other than stock issued to managers, officers or directors pursuant to stock plans or equity plans). The term "Equity Issuance" shall not include any Asset Disposition.

                  (h) The definition of "Excess Cash Flow" is hereby amended in its entirety to read as follows:

                       "Excess Cash Flow" means, with respect to any fiscal
                        ----------------
                 year period of the Borrower and its Subsidiaries on a consolidated basis, an amount equal to, without duplication,
                 (a) EBITDA for such period minus (b) Capital Expenditures for
                                            -----
                 such period minus (c) the aggregate cash consideration paid
                             -----
                 during such period for Permitted Investments of the types described in clauses (d), (e), (f), (h) and (j) of the definition of "Permitted Investments" set forth in this
                                ---------------------
                 Section 1.1 minus (d) Interest Expense for such period minus
                             -----                                      -----
                 (e) Cash Tax Payments made during such period minus (f)
                                                               -----
                 Restricted Payments for Taxes made during such period minus
                                                                       -----
                 (g) Scheduled Funded Debt Payments for such period minus (h)
                                                                    -----
                 voluntary prepayments made with respect to the Term Loans made during such period minus (i) Restricted Payments for
                                    -----
                 Subordinated Debt Payments made during such period.

                  (i) The definition of "Exempt Affiliate Transactions" is hereby amended in its entirety to read as follows:

                           "Exempt Affiliate Transactions" means (a) advances of
                            -----------------------------
                 working capital to any Credit Party other than the Parent, (b) transfers of cash and assets to any Credit Party other than the Parent (including without limitation transfers of the
                 types referred to in clause (iii) of the definition of "Excluded Asset Dispositions" set forth in this Section 1.1),
                  ---------------------------
                 (c) transactions permitted by Section 8.1, Section 8.4,
                 Section 8.5, Section 8.7 or Section 8.8, (d) normal compensation and reimbursement of expenses of officers and directors, (e) provided that no Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, payments by the Credit Parties pursuant to that certain Consulting Agreement dated as of November 20, 1998 between the Borrower and IPC, Inc. of an annual consulting fee of up to $750,000 and reasonable out-of-pocket expenses of IPC, Inc. incurred in connection with such Consulting Agreement and (f) transactions contemplated by that certain Supply Agreement dated as of November 20, 1998 between the Borrower and IPC, Inc.

                  (j) The definition of "Fee Letter" is hereby amended in its entirety to read as follows:

                       "Fee Letter" means that certain letter agreement
                        ----------
            among the Borrower, NMS and the Agent dated as of April 29, 1999.

                  (k) The definition of "Fixed Charge Coverage Ratio" is hereby amended in its entirety to read as follows:

                   "Fixed Charge Coverage Ratio" means, for the Borrower and its
                    ---------------------------
           Subsidiaries as of the last day of any fiscal quarter for the twelve month period then ended, the ratio of (a) EBITDA minus Capital
                                                            -----
           Expenditures minus Restricted Payments for Taxes minus Cash Tax
                        -----                               -----
           Payments to (b) cash Interest Expense plus Scheduled Funded Debt Payments plus Restricted Payments for Subordinated Debt Payments.
                    ----

           (l) The definition of "Interest Expense" is hereby amended in its entirety to read as follows:

                   "Interest Expense" means, for any period, with respect to the
                    ----------------
           Borrower and its Subsidiaries on a consolidated basis, all cash interest expense (paid or accrued to be paid), including the interest component under Capital Leases, as determined in accordance with GAAP; provided, however, that (a) Interest Expense for each of the
                 --------  -------
           fiscal quarters of the Borrower ended December 31, 1997, March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 shall be equal to the sum (where applicable) of the amount of Interest Expense and ICI Interest Expense for each such period as set forth on
           Schedule 1.1(d) and (b) Interest Expense for the fiscal quarter of
           --------------
           the Borrower ended March 31, 1999 shall be equal to the sum of (i) with respect to the Borrower and its Subsidiaries (other than ICI), the amount determined for such period pursuant to the foregoing terms of this definition plus (ii) with respect to ICI, the amount of ICI
                              ----
           Interest Expense for such period as set forth on Schedule 1.1(d).
                                                            --------------

           (m) The definition of "Lender" is hereby amended in its entirety to read as follows:

                   "Lender" or "Lenders" means each Person identified on
                    ------      -------
           Schedule 1.1(a) (so long as such Person remains a party hereto in
           --------------
           such capacity), and any Eligible Assignee which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns, individually or collectively, as appropriate.

           (n) The definition of "Net Worth" is hereby amended in its entirety to read as follows:

                   "Net Worth" means, as of the last day of any fiscal quarter,
                    ---------
           shareholders' equity or net worth of the Parent and its Subsidiaries on a consolidated basis as of such date, as determined in accordance with GAAP.

           (o) The definition of "Permitted Acquisition" is hereby amended in its entirety to read as follows:

                   "Permitted Acquisition" means any Acquisition by the Borrower
                    ---------------------
           or any of its Subsidiaries provided that (i) the Property acquired
                                      --------
           (or the Property of the Person acquired) in such Acquisition are used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the

           Closing Date (or any reasonable extensions or expansions thereof),
           (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.10 and/or Section 7.13, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iv) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in
           Section 7.2, (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date,
           (vi) if such transaction involves the purchase of an interest in a partnership between the Borrower (or a Subsidiary of the Borrower) as a general partner and entities unaffiliated with the Borrower or such Subsidiary as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly-owned by the Borrower newly formed for the sole purpose of effecting such transaction, (vii) after giving effect to such Acquisition, there shall be at least $5,000,000 of availability existing under the Revolving Committed Amount and (ix) the aggregate consideration (including cash and non-cash consideration and any assumption of liabilities (other than current working capital liabilities not constituting Indebtedness)) for all such Acquisitions occurring after the Closing Date other than the Alupac Acquisition shall not exceed $15,000,000.

           (p) The definition of "Permitted Investments" is hereby amended in its entirety to read as follows:

                 "Permitted Investments" means Investments which are (a) cash
                  ---------------------
           or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) inventory, raw materials and general intangibles acquired in the ordinary course of business, (d) Investments by a Credit Party in another Credit Party other than the Parent, (e) loans to directors, officers or employees
           (i) in the ordinary course of business for reasonable business expenses, not to exceed $1,000,000 in aggregate principal amount at any one time outstanding and (ii) in connection with their acquisition of interests in the Parent, not to exceed $1,000,000 in aggregate principal amount at any one time outstanding; (f) Investments in Capital Expenditures; (g) the Transactions; (h) Permitted Acquisitions; (i) Investments existing as of the Closing Date and set forth in Schedule 1.1(b) and (j) the Alupac Acquisition.
                                 --------------

           (q) The definition of "Pro Forma Basis" is hereby amended in its entirety to read as follows:

                    "Pro Forma Basis" means, for purposes of calculating
                     ---------------
           (utilizing the principles set forth in the second paragraph of
           Section 1.3) compliance with each of the financial covenants set forth in Section 7.2 in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent has received the financial statements and officers' certificate required to be delivered pursuant to Section 7.1(a) or
           (b), as applicable, and Section 7.1(d). As used in this definition, "transaction" shall mean (i) any Acquisition as referred to in the
            -----------
           definition of "Permitted Acquisition" set forth in this Section 1.1
                          ---------------------
           or (ii) any Subordinated Debt Payment. In connection with any calculation of the financial covenants set forth in Section 7.2 upon giving effect on a Pro Forma Basis to any transaction:

                         (1)   for purposes of any transaction, any Indebtedness

                         incurred by any Credit Party in connection with such
                    transaction (which, in connection with any Subordinated Debt Payment. shall not include the issuance of the related Subordinated Indebtedness) (A) shall be deemed to have been incurred as of the first day of the applicable period and
                    (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; and

                         (2) for purposes of any Acquisition as referred to in the definition of "Permitted Acquisition" set forth in this
                                       ---------------------
                    Section 1.1, income statement items (whether positive or negative) attributable to the Capital Stock or Property acquired in such Acquisition shall be included to the extent relating to the relevant period.

           (r) The definition of "Pro Forma Compliance Certificate" is hereby amended in its entirety to read as follows:

                    "Pro Forma Compliance Certificate" means a certificate of
                     -------------------------------
           the chief financial officer or treasurer of the Borrower delivered to the Agent in connection with (i) any Acquisition as referred to in the definition of "Permitted Acquisition" set forth in this Section
                              ---------------------
           1.1 and (ii) any Subordinated Debt Payment, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of each of the financial covenants set forth in Section 7.2 as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent shall have received the financial statements and officers' certificate required to be delivered pursuant to Section 7.1(a) or
           (b), as applicable, and Section 7.1(d).

           (s) The definition of "Restricted Payment" is hereby amended in its entirety to read as follows:

                 "Restricted Payment" means (i) any dividend or other
                  ------------------
           payment or distribution, direct or indirect, on account of any shares of any Capital Stock, now or hereafter outstanding, in any Credit Party, or to the holders, in their capacity as such, of any shares of any Capital Stock, now or hereafter outstanding, in any Credit Party (other than dividends or distributions payable in the same class of Capital Stock in the applicable Person or to any Credit Party other than the Parent (directly or indirectly through Subsidiaries)); provided that the Borrower may make dividends or distributions to the Parent for purposes of making Subordinated Debt Payments, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any Capital Stock, now or hereafter outstanding, in any Credit Party,
           (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any Capital Stock, now or hereafter outstanding, in any Credit Party,
           (iv) any payment or prepayment of any obligations (including without limitation principal, interest, premiums and fees) evidenced by, arising under or relating to any Subordinated Indebtedness and (v) any loan or advance to the Parent.

           (t) The definition of "Revolving Committed Amount" is hereby amended in its entirety to read as follows:

                 "Revolving Committed Amount" means FORTY-FIVE MILLION DOLLARS
                  --------------------------
           ($45,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 2.1(d) or 3.3(c).

           (u) The definition of "Scheduled Funded Debt Payments" is hereby amended in its entirety to read as follows:

                 "Scheduled Funded Debt Payments" means, as of the end of each
                  ------------------------------
           fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that (a) Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3, (b) Scheduled Funded Debt Payments for each of the fiscal quarters of the Borrower ended December 31, 1997, March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 shall be equal to the sum (where applicable) of the amount of Scheduled Funded Debt Payments and ICI Scheduled Funded Debt Payments for each such period as set forth on Schedule 1.1(d) and (c) Scheduled Funded
                                       ---------------
           Debt Payments for the fiscal quarter of the Borrower ended March 31, 1999 shall be equal to the sum of (i) with respect to the Borrower and its Subsidiaries (other than ICI), the amount determined for such period pursuant to the foregoing terms of this definition plus (ii)
                                                                     ----
           with respect to ICI, the amount of ICI Scheduled Funded Debt Payments for such period as set forth on Schedule 1.1(d).
                                           ---------------

           (v) The definition of "Subordinated Indebtedness" is hereby amended in its entirety to read as follows:

                 "Subordinated Indebtedness" means (i) the Indebtedness
                  -------------------------
           evidenced by the Subordinated Note, (ii) the Indebtedness evidenced by the ICI Seller Note and (iii) any other Indebtedness incurred by the Parent which by its terms is specifically subordinated in right of payment to the prior payment of the obligations of the Credit Parties under this Credit Agreement and the other Credit Documents on terms and conditions reasonably satisfactory to the Required Lenders. The term "Subordinated Indebtedness" shall not include any of the Baxter Springs Debt.

           (w) The definition of "Tranche A Term Loan Committed Amount" is hereby amended in its entirety to read as follows:

                 "Tranche A Term Loan Committed Amount" means TWENTY-NINE
                  ------------------------------------
            MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($29,375,000).

           (x) The definition of "Tranche B Term Loan Committed Amount" is hereby amended in its entirety to read as follows:

                 "Tranche B Term Loan Committed Amount" means FIFTY-NINE MILLION
                  ------------------------------------
           EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($59,875,000).

          (y) The following new definitions are added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                 "Alupac" means Alupac Holding, Inc., a Delaware corporation,
                  ------
          together with its successors and permitted assigns.

                 "Alupac Acquisition" means the Acquisition by Packaging through
                  ------------------
           CB of all of the Capital Stock of Alupac pursuant to the terms of the Alupac Purchase Agreement.

                 "Alupac Purchase Agreement" means that certain Stock Purchase
                  -------------------------
           Agreement (including all schedules and exhibits thereto) by and among CB, Alupac and the Stockholders, Warrant Holders and Share Unit Holders parties thereto, dated as of July 14, 1999, as amended prior to the First Amendment Effective Date.

                 "Approved Fund" means, with respect to any Lender which is a
                  -------------
           fund that invests in commercial loans, any other fund that invests in commercial loans and is managed and controlled by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                           "CB" means CB Acquisition, Inc., a Delaware
                            --
                  corporation (to be known as International Converter, Inc., a Delaware corporation, upon the consummation of the ICI Mergers), together with its successors and permitted assigns.

                           "First Amendment Effective Date" means July 15, 1999.
                            ------------------------------

                           "ICI" means, after giving effect to the ICI Mergers,
                            ---
                  International Converter, Inc., a Delaware corporation, as successor by merger to CB Acquisition, Inc., a Delaware corporation, and as the surviving corporation of the ICI Mergers.

                           "ICI Mergers" means, collectively, (a) the merger of
                            -----------
                  Alupac with and into ICI, with ICI as the surviving entity and
                  (b) the merger of CB with and into ICI, with ICI as the surviving entity.

                           "ICI Seller Note" means that certain $3.0 million
                            ---------------
                  subordinated promissory note, dated July 15, 1999, executed by the Parent in favor of the selling shareholders in the Alupac Acquisition, as such promissory note may be amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time.

                           "Packaging" means Packaging Dynamics, L.L.C., a
                            ---------
                  Delaware limited liability company.

                           "Pledge Agreement" means the pledge agreement dated
                            ----------------
                  as of the First Amendment Effective Date, substantially in the form of Exhibit 1.1B, to be executed in favor of the Agent by
                          ------------
                  each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

                           "Restricted Payments for Subordinated Debt Payments"
                            --------------------------------------------------
                  means, for any period, the aggregate amount (without duplication) of Restricted Payments made by the Borrower to the Parent during such period for purposes of making Subordinated Debt Payments.

                           "Stock Option Plan" means any stock option plan,
                            -----------------
                  phantom stock option plan or similar plan of the Borrower or the Parent, the terms of which have been approved by the Agent.

                           "Subordinated Debt Payment" means any scheduled cash
                            -------------------------
                  payment or repayment of principal of, premium or interest on, or on account of any other obligations arising under, relating to or in respect of, any Subordinated Indebtedness that is permitted by the terms of Section 8.9(c).

                  (z) All references in the Credit Documents to "NationsBank, N.A." and to "NationsBank" shall hereafter refer to "Bank of America, N.A." and "BofA", respectively. All references in the Credit Documents to "NationsBanc Montgomery

         Securities LLC" and to "NMS" shall hereafter refer to "Banc of America Securities LLC" and "BAS", respectively.

         SUBPART 1.2 Amendments to Section 2.3. Subsections (a)-(c) of Section
                     -------------------------
2.3 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

                  2.3      Tranche A Term Loans.
                           --------------------

                           (a) Tranche A Term Loans. Subject to the terms and
                               --------------------
                  conditions set forth herein, each Tranche A Term Lender severally agrees, on the First Amendment Effective Date, to make a term loan to the Borrower, in Dollars, in an amount such that after giving effect to such term loan, the aggregate amount of all Tranche A Term Loans made by such Lender shall equal such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount. Once repaid, Tranche A Term Loans cannot be reborrowed.

                           (b) Funding of Tranche A Term Loans. On the First
                               -------------------------------
                  Amendment Effective Date, each Tranche A Term Lender will make its Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount available to the Agent by deposit, in Dollars and in immediately available funds, at the offices of the Agent at its principal office in Charlotte, North Carolina or at such other address as the Agent may designate in writing. The amount of the Tranche A Term Loans will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office of the Agent, to the extent the amount of such Tranche A Term Loans are made available to the Agent. All Tranche A Term Loans on the First Amendment Effective Date shall be Base Rate Loans; provided, however, Tranche A Term Loans on the First Amendment Effective Date may be Eurodollar Loans if the Borrower delivers to the Agent, by no later than 11:00 a.m. three Business Days prior to the First Amendment Effective Date, a funding indemnity letter in form and substance satisfactory to the Agent. Thereafter, all or any portion of the Tranche A Term Loans may be converted into Eurodollar Loans in accordance with the terms of Section 2.5.

                           No Tranche A Term Lender shall be responsible for the
                  failure or delay by any other Tranche A Term Lender in its obligation to make a Tranche A Term Loan hereunder; provided, however, that the failure of any Tranche A Term Lender to fulfill its obligations hereunder shall not relieve any other Tranche A Term Lender of its obligations hereunder. If the Agent shall have received an executed signature page to this Credit Agreement (whether an original or via telecopy) from a Tranche A Term Lender, the Agent may assume that such Tranche A Term Lender has or will make the amount of its Tranche A Term Loans available to the Agent on the First Amendment Effective Date, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Tranche A

         Term Lender. If such Tranche A Term Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Tranche A Term Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Tranche A Term Loan and
         (ii) from a Tranche A Term Lender at the Federal Funds Rate.

                  (c) Amortization. The principal amount of the Tranche A Term
                      ------------
         Loans shall be repaid in quarterly payments on the dates set forth below, with the remaining outstanding balance of the Tranche A Term Loans being due and payable on the Maturity Date:

                  ===================================================================
                                                       Tranche A Term Loan Principal
                    Principal Amortization                Principal Amortization
                        Payment Dates                          Payment Dates
                  -------------------------------------------------------------------
                         September 30, 1999,
                          December 31, 1999,
                           March 31, 2000,
                            June 30, 2000,                      $1,000,000
                        September 30, 2000 and
                          December 31, 2000
                  -------------------------------------------------------------------
                           March 31, 2001,
                            June 30, 2001,
                         September 30, 2001,
                          December 31, 2001,                    $1,250,000
                           March 31, 2002,
                            June 30, 2002,
                        September 30, 2002 and
                          December 31, 2002
                  -------------------------------------------------------------------
                           March 31, 2003,
                            June 30, 2003,                      $1,500,000
                        September 30, 2003 and
                          December 31, 2003
                  -------------------------------------------------------------------
                           March 31, 2004,
                            June 30, 2004,                      $1,843,750
                        September 30, 2004 and
                            Maturity Date
                  ===================================================================

         SUBPART 1.3 Amendments to Section 2.4. Subsections (a)-(c) of Section
                     -------------------------
2.4 of the Existing Credit Agreement are hereby amended in its entirety to read as follows:

               2.4   Tranche B Term Loans.
                     --------------------

                           (a) Tranche B Term Loans. Subject to the terms and
                               --------------------
                  conditions set forth herein, each Tranche B Term Lender severally agrees, on the First Amendment Effective Date, to make a term loan to the Borrower, in Dollars, in an amount such that after giving effect to such term loan, the aggregate amount of all Tranche B Term Loans made by such Lender shall equal such Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount. Once repaid, Tranche B Term Loans cannot be reborrowed.

                           (b) Funding of Tranche B Term Loans. On the First
                               -------------------------------
                  Amendment Effective Date, each Tranche B Term Lender will make its Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount available to the Agent by deposit, in Dollars and in immediately available funds, at the offices of the Agent at its principal office in Charlotte, North Carolina or at such other address as the Agent may designate in writing. The amount of the Tranche B Term Loans will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office of the Agent, to the extent the amount of such Tranche B Term Loans are made available to the Agent. All Tranche B Term Loans on the First Amendment Effective Date shall be Base Rate Loans; provided, however, Tranche B Term Loans on the First Amendment Effective Date may be Eurodollar Loans if the Borrower delivers to the Agent, by no later than 11:00 a.m. three Business Days prior to the First Amendment Effective Date, a funding indemnity letter in form and substance satisfactory to the Agent. Thereafter, all or any portion of the Tranche B Term Loans may be converted into Eurodollar Loans in accordance with the terms of Section 2.5.

                           No Tranche B Term Lender shall be responsible for the
                  failure or delay by any other Tranche B Term Lender in its obligation to make a Tranche B Term Loan hereunder; provided, however, that the failure of any Tranche B Term Lender to fulfill its obligations hereunder shall not relieve any other Tranche B Term Lender of its obligations hereunder. If the Agent shall have received an executed signature page to this Credit Agreement (whether an original or via telecopy) from a Tranche B Term Lender, the Agent may assume that such Tranche B Term Lender has or will make the amount of its Tranche B Term Loans available to the Agent on the First Amendment Effective Date, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Tranche B Term Lender. If such Tranche B Term Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Tranche B Term Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to
                  (i)
              from the Borrower at the applicable rate for such Tranche B Term Loan and (ii) from a Tranche B Term Lender at the Federal Funds Rate.

                   (c) Amortization. The principal amount of the Tranche B Term
                       ------------
              Loans shall be repaid in quarterly payments on the dates set forth below, with the remaining outstanding balance of the Tranche B Term Loans being due and payable on the Maturity Date:

                ===================================================================
                                                     Tranche B Term Loan Principal
                  Principal Amortization                Principal Amortization
                      Payment Dates                          Payment Dates
                -------------------------------------------------------------------
                       September 30, 1999,
                        December 31, 1999,
                         March 31, 2000,
                          June 30, 2000,
                       September 30, 2000,
                        December 31, 2000,
                         March 31, 2001,
                          June 30, 2001,
                       September 30, 2001,
                        December 31, 2001,                    $  180,000
                         March 31, 2002,
                          June 30, 2002,
                       September 30, 2002,
                        December 31, 2002,
                         March 31, 2003,
                          June 30, 2003,
                      September 30, 2003 and
                        December 31, 2003
                -------------------------------------------------------------------
                         March 31, 2004,
                          June 30, 2004,
                       September 30, 2004,
                        December 31, 2004,                    $7,100,000
                         March 31, 2005,
                        June 30, 2005 and
                        September 30, 2005
                -------------------------------------------------------------------
                          Maturity Date                       $6,935,000
                ===================================================================

         SUBPART 1.4 Amendments to Section 2.6. Section 2.6 of the Existing
                     -------------------------
Credit Agreement is hereby amended in its entirety to read as follows:

                  2.6   Minimum Amounts.
                        ---------------

                  Each request for a borrowing (other than a Revolving Loan borrowing the proceeds of which are to be applied to make a payment under the Construction Loan Documents on behalf of the Borrower in accordance with the terms of Section 2.1(b)(ii)), conversion or continuation shall be subject to the requirements that (a) each Eurodollar

         Loan shall be in a minimum amount of $5,000,000 and in integral multiples of $500,000 in excess thereof, (b) each Base Rate Loan shall be in a minimum amount of the lesser of $500,000 (and integral multiples of $100,000 in excess thereof) or the remaining amount available under the Revolving Committed Amount, the Tranche A Term Loan Committed Amount or the Tranche B Term Loan Committed Amount, as applicable, and (c) no more than seven (7) Eurodollar Loans shall be outstanding hereunder at any one time. For the purposes of this Section, all Eurodollar Loans with the same Interest Periods that begin and end on the same date shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin on the same date, shall be considered as separate Eurodollar Loans.

         SUBPART 1.5 Amendments to Section 3.3. Subsection (a) of Section 3.3 of
                     -------------------------
the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  3.3 Prepayments.
                      -----------

                  (a) Voluntary Prepayments. The Borrower shall have the right
                      ---------------------
         to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent, (ii) each such partial prepayment of Loans shall be (A) in the case of Eurodollar Loans, in the minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof for Revolving Loans and Term Loans and (B) in the case of Base Rate Loans, in the minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof and (iii) voluntary prepayments with respect to the Term Loans shall be applied pro rata between the outstanding Tranche A Term Loans and the Tranche B Term Loans and within each tranche pro rata among the remaining Principal Amortization Payments. One or more holders of the Tranche B Term Loans may decline to accept a voluntary prepayment under Section 3.3(a) to the extent there are sufficient Tranche A Term Loans outstanding to be paid with such prepayment, in which case such declined prepayments shall be allocated pro rata among the Tranche A Term Loans and the Tranche B Term Loans held by Lenders accepting such prepayments. All prepayments under this Section shall be subject to Section 3.14 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

         SUBPART 1.6 Amendments to Section 7.2. Section 7.2 of the Existing
                     -------------------------
Credit Agreement is hereby amended in its entirety to read as follows:

                  7.2 Financial Covenants.
                      -------------------

                      (a) Leverage Ratio. The Credit Parties shall cause the
                          --------------
                  Leverage Ratio, measured as of the last day of each fiscal quarter, to be less than or equal to the ratio shown below for the period corresponding thereto:

                          (i) for the period from the Closing Date to and
                      including the next to last day of the fiscal quarter of the Borrower ending in June, 2000, 4.00 to 1.00;

                          (ii) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2000 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2001, 3.75 to 1.00;

                          (iii) for the period from the last day of the fiscal
                      quarter of the Borrower ending in June, 2001 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2002, 3.00 to 1.00;

                          (iv) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2002 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2003, 2.75 to 1.00;

                          (v) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2003 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2004, 2.50 to 1.00; and

                          (vi) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2004 and thereafter, 2.00 to 1.00.

                      (b) Interest Coverage Ratio. The Credit Parties shall
                          -----------------------
                   cause the Interest Coverage Ratio, measured as of the last day of each fiscal quarter, to be greater than or equal to the ratio shown below for the period corresponding thereto:

                          (i) for the period from the Closing Date to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2000, 2.75 to 1.00;

                          (ii) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2000 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2001, 3.00 to 1.00;

                          (iii) for the period from the last day of the fiscal
                      quarter of the Borrower ending in June, 2001 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2002, 3.50 to 1.00; and

                          (iv) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2002 and thereafter, 4.00 to 1.00.

                      (c) Net Worth. The Credit Parties shall cause Net Worth,
                          ---------
                   measured as of the last day of each fiscal quarter of the Borrower, to be greater than or equal to the sum of $27,500,000, increased on a cumulative basis by (i) as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ending December 31, 1998, an amount equal to 50% of Net Income of the Borrower and its Subsidiaries (to the extent positive) for the fiscal quarter then ended and
                   (ii) as of the date of any Equity Issuance, 50% of the amount of Net Cash Proceeds from such Equity Issuance.

                      (d) Fixed Charge Coverage Ratio. The Credit Parties shall
                          ---------------------------
                   cause the Fixed Charge Coverage Ratio, for the twelve month period ending on the last day of each fiscal quarter of the Borrower, to be greater than or equal to the ratio shown below for the period corresponding thereto:

                          (i) for the period from the Closing Date to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2000, 1.15 to 1.00;

                          (ii) for the period from the last day of the fiscal quarter of the Borrower ending in June, 2000 to and including the next to last day of the fiscal quarter of the Borrower ending in June, 2001, 1.20 to 1.00; and

                          (iii) for the period from the last day of the fiscal
                      quarter of the Borrower ending in June, 2001 and thereafter, 1.35 to 1.00.

         SUBPART 1.7 Amendments to Section 7.15. Subsection (c) of Section 7.15
                     --------------------------
of the Existing Credit Agreement is amended in its entirety to read as follows:

                 7.15 Post Closing Requirements.
                      -------------------------

                                ****************

                 (c) Within 30 days after the Closing Date, the Agent and the Required Lenders shall be satisfied that the Credit Parties shall have resolved (i) any technical violations under the documents governing the Baxter Springs Debt resulting from the assignment by Bagcraft to the Borrower of the Baxter Springs Debt, and (ii) any restrictions under the documents governing the Baxter Springs Debt on the ability of the Credit Parties to conduct their businesses, operations and affairs (including without limitation intercompany transactions) in the manner contemplated by this Credit Agreement.

         SUBPART 1.8 Amendments to Section 8.1. Subsection (e) of Section 8.1 of
                     -------------------------
the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                 8.1  Indebtedness.
                      ------------

                 No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except the following:

                                ****************

                      (e) (i) Indebtedness arising under the Subordinated Note; and

                          (ii) other Subordinated Indebtedness hereafter
                      incurred by the Parent in favor of Ivex, FW Strategic Partners, L.P. (or its designee), Keystone, Inc. (or its designee), Packaging Investors, LLC, DCBS

                      Investors, L.L.C., CB Investors, L.L.C., members of the executive management of the Borrower or Ivex, or the selling shareholders in the Alupac Acquisition in an aggregate principal amount not to exceed $20,000,000; provided, however, that the aggregate amount of
                      --------  -------
                      Subordinated Indebtedness incurred by the Parent in favor of the selling shareholders in the Alupac Acquisition shall not exceed $3,000,000;

           SUBPART 1.9 Amendments to Section 8.9. Section 8.9 of the Existing
                       -------------------------
Credit Agreement is hereby amended in its entirety to read as follows:

                  8.9 Restrictions on Modifications to and Payments of Certain
                      --------------------------------------------------------
           Indebtedness.
           ------------

                  No Credit Party will, nor will it permit any of its Subsidiaries to, (a) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, (i) amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, or
           (ii) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of, any other Indebtedness (including, without limitation, any Subordinated Indebtedness), (b) amend or modify any of the terms of any Subordinated Indebtedness, without the prior written consent of the Required Lenders or (c) make any Subordinated Debt Payment unless (i) no Default or Event of Default exists before or would result immediately after giving effect to such payment or prepayment, (ii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such Subordinated Debt Payment, no Default or Event of Default would exist hereunder immediately after giving effect to such payment or prepayment and (iii) with respect to any Subordinated Debt Payment other than with respect to the ICI Seller Note, such Subordinated Debt Payment is in kind. Notwithstanding anything to the contrary contained in this Section 8.9, (A) the Borrower shall be permitted to prepay any of the Baxter Springs Debt at any time that a Default or Event of Default has occurred and is continuing under
           Section 9.1(g)(ii)(A)(2) in respect of the Baxter Springs Debt and no other Default or Event of Default is then existing and (B) this
           Section 8.9 shall not restrict a prepayment of any Baxter Springs Debt requested by the Agent or the Required Lenders as a result of the Borrower's failure to comply with the provisions of Section 7.15(c).

           SUBPART 1.10 Amendments to Section 8.12. Section 8.12 of the Existing
                        --------------------------
Credit Agreement is hereby amended in its entirety to read as follows:

                8.12 No Limitations.
                     --------------

                  Except as contemplated by Section 8.1(g), no Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's Capital Stock, (b) pay any Indebtedness owed to any other Credit Party, (c) make loans or advances to any other Credit Party or (d) transfer any of its property to any other Credit Party, except (in respect of any of the matters referred to in clauses (a)-(d) above) for encumbrances or restrictions existing under or by reason of (i) customary non-assignment or net worth provisions in any lease governing a leasehold interest or customary non-assignment provisions in any other contracts which are not material to the business and operations of the Credit Parties, (ii) this Credit Agreement and the other Credit Documents, (iii) any agreement governing the Baxter Springs Debt, as in effect as the Closing Date and as amended to the extent contemplated by Section 7.15(c), (iv) applicable law, (v) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien and (vi) with respect to clauses (a) and
         (c) above, the ICI Seller Note.

         SUBPART 1.11 Amendments to Section 8.13. Section 8.13 of the Existing
                      --------------------------
Credit Agreement is hereby amended in its entirety to read as follows:

                  8.13 Ownership of Subsidiaries; Limitations on Parent.
                       ------------------------------------------------

                  Notwithstanding any other provisions of this Credit Agreement to the contrary:

                       (a) The Credit Parties will not permit any direct or
                  indirect Subsidiary of the Borrower to (i) permit any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) to own any Capital Stock in any Subsidiary of the Borrower, (ii) permit any Subsidiary of the Borrower to issue Capital Stock (except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower), (iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock in such Subsidiary, except pursuant to the Credit Documents and
                  (iv) notwithstanding anything to the contrary contained in clause (ii) above, permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock.

                       (b) The Parent shall not (i) own or lease any Property
                  other than the Capital Stock of the Borrower and cash to pay operating expenses as permitted hereunder, (ii) have any liabilities other than (A) the liabilities under the Credit Documents, (B) Indebtedness permitted pursuant to Section 8.1,
                  (C) tax liabilities in the ordinary course of business and (D) corporate, administrative and operating expenses in the ordinary course of business and (iii) engage in any business other than (A) owning the Capital Stock of the Borrower and activities incidental or related thereto and (B) acting as a Guarantor hereunder and pledging its Property to the Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party.

         SUBPART 1.12 Amendments to Sections 11.3(b) and 11.3(f). Sections
                      ------------------------------------------
11.3(b) and 11.3(f) of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

                  11.3 Benefit of Agreement.
                       --------------------

                                  ************

                       (b) Assignments. Each Lender may assign to one or more
                           -----------
                  Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitments); provided, however, that:
                                --------  -------

                           (i) each such assignment shall be to an Eligible Assignee;

                           (ii) except in the case of an assignment to another Lender, (A) any such partial assignment to an Eligible Assignee that is an Approved Fund shall be in an amount at least equal to $2,500,000 or an integral multiple of $1,000,000 in excess thereof (or the remaining amount of the Commitment being assigned by such Lender) and (B) any such partial assignment to an Eligible Assignee that is not an Approved Fund shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or the remaining amount of the Commitment being assigned by such Lender);

                           (iii) each such assignment by a Lender shall be of a
                       constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and

                           (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment Agreement in substantially the form of Exhibit 11.3(b),
                                                              ---------------
                       together with a processing fee from the assignor of $3,500; provided, however, if such assignment is to an Approved Fund, the assignor shall not be required to pay such processing fee.

                                  ************

                       (f) Nonrestricted Assignments. Notwithstanding any other
                           -------------------------
                  provision set forth in this Credit Agreement, (i) any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank and (ii) any Lender that is a fund that invests in bank loans may, without the consent of the Agent or the Borrower, pledge all or any portion of its Loans and its Notes to any holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, or to any trustee for, or any other representative of, such holders; provided that any
                                                   --------
                  foreclosure, exercise of remedies or similar action by such holder, representative or trustee shall be subject to the provisions of this Section
                  11.3 in all respects. No such assignment shall release the assigning Lender from its obligations hereunder.

                                  ************

         SUBPART 1.13 Amendments to Sections 11.16. Sections 11.16 of the
                      ----------------------------
Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  11.16 Confidentiality.
                        ---------------

                  Each Lender agrees that it will use its reasonable best efforts to keep confidential and to cause any representative designated under Section 7.12 to keep confidential any non-public information from time to time supplied to it under any Credit Document; provided,
                                                                --------
         however, that nothing herein shall prevent the disclosure of any such
         -------
         information to (a) the extent a Lender in good faith believes such disclosure is required by Requirement of Law, (b) counsel for a Lender or to its accountants, (c) bank examiners or auditors or comparable Persons, (d) any Affiliate or Approved Fund of a Lender, (e) any other Lender, or any assignee, transferee or participant, or any potential assignee, transferee or participant, of all or any portion of any Lender's rights under this Agreement who is notified of the confidential nature of the information or (f) any other Person in connection with any litigation to which any one or more of the Lenders is a party; and provided further that no Lender shall have any
                         -------- -------
         obligation under this Section 11.16 to the extent any such information becomes available on a non-confidential basis from a source other than a Credit Party or that any information becomes publicly available other than by a breach of this Section 11.16 by any Lender or representative thereof.

         SUBPART 1.14 New Section 11.20. The following new Section 11.20 is
                      -----------------
added to the Existing Credit Agreement immediately following existing Section
11.19 thereof:

                  11.20 Joint and Several Obligations of Packaging and ICI;
                        ---------------------------------------------------
         Limitation of Liability; Cross-Guaranty.
         ---------------------------------------

                  (a) Each of Packaging and CB is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of Packaging and CB and in consideration of the undertakings of each of Packaging and CB to accept joint and several liability for the payment obligations of each of them.

                  (b) Each of Packaging and CB hereby jointly and severally, irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment of all of the Credit Party Obligations, it being the intention of the parties hereto that all the Credit Party Obligations shall be the joint and several obligations of each of Packaging and CB without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of CB hereunder shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of CB shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law).

         SUBPART 1.15 Amendments to Schedules and Corresponding Representations
                      ---------------------------------------------------------
and Warranties. Schedules 1.1(a), 1.1(b), 1.1(c), 1.1(d), 5.1(e), 5.1(j), 6.15,
--------------
6.19, 6.22(a), 6.22(b), 6.22(c), 7.7 and 11.1 to the Existing Credit Agreement are hereby amended and replaced in their entirety by the corresponding schedules attached hereto. The phrase "as of the Closing Date" set forth in Sections 6.15, 6.19, 6.22(a), 6.22(b) and 6.22(c), when referring to the Schedules corresponding to such Sections, is hereby amended and replaced with the phrase "as of the First Amendment Effective Date."

         SUBPART 1.16 Exhibits. Exhibit 1.1B is hereby added to the Existing
                      --------
Credit Agreement in the form of Exhibit 1.1B attached hereto. Exhibits 2.1(f), 2.3(e) and 2.4(e) are hereby amended and replaced in their entirety by the corresponding exhibits attached hereto.

                                     PART 2

                           ASSIGNMENTS AND ASSUMPTIONS

         Upon the First Amendment Effective Date, each Existing Lender shall be deemed to have sold and assigned, without recourse, to the New Lenders, and the New Lenders shall be deemed to have purchased and assumed, without recourse, from such Existing Lender, such interests in such Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Commitments of such Existing Lender on the First Amendment Effective Date and the Revolving Loans, LOC Obligations, Tranche A Term Loans and Tranche B Term Loans owing to such Existing Lender which are outstanding on the First Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amounts and Revolving Commitment Percentages, Tranche A Term Loan Committed Amounts and Tranche A Term Loan Commitment Percentages and Tranche B Term Loan Committed Amounts and Tranche B Term Loan Commitment Percentages effected by the amendment to Schedule 1.1(a) to
                                                              ---------------
the Existing Credit Agreement pursuant to Subpart 1.14 hereof. From and after
                                          ------------
the First Amendment Effective Date (i) each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended hereby) and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) each Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement.

                                     PART 3

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 First Amendment Effective Date. This Amendment shall be and
                     ------------------------------
become effective as of the First Amendment Effective Date when all of the conditions set forth in this Part 3 shall have been satisfied.

              (a) Execution of Counterparts of Amendment. The Agent shall have
                  --------------------------------------
         received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) Packaging, (ii) CB, (iii) each of the Existing Guarantors, (iv) each of the New Lenders and (v)(A)with respect to the amendment to the Existing Credit Agreement pursuant to Subpart 1.1(a), all of the Existing Lenders and (B) with respect to all
         --------------
         of the other amendments to the Existing Credit Agreement pursuant to this Amendment, the Required Lenders (as determined prior to giving effect to this Amendment).

              (b) New Promissory Notes. Receipt by the Agent for each applicable
                  --------------------
         Lender of a duly executed new Revolving Note, Tranche A Term Note and Tranche B Term Note, each executed and delivered on behalf of Packaging and ICI by a duly authorized officer thereof.

              (c) Collateral Documents. Receipt by the Agent of (i) duly
                  --------------------
         executed copies of satisfactory amendments and/or restatements to the Collateral Documents and endorsements to the existing Mortgage Policies reasonably necessary or desirable in connection with the increase in the amount of the Existing Credit Facilities, (ii) a duly executed copy of the Pledge Agreement in form and substance reasonably satisfactory to the Agent and the Required Lenders and (iii) unless otherwise consented to by the Agent, a letter executed by each Person to whom ICI delivers merchandise (as of the First Amendment Effective Date) on consignment acknowledging the security interest of the Agent, on behalf of the Lenders, in such merchandise and the rights of the Agent with respect thereto, in form and substance reasonably satisfactory to the Agent.

              (d) CB Documents. Receipt by the Agent of (i) a borrower joinder
                  ------------
         agreement in substantially the form of Annex A attached hereto (the
                                                -------
         "Borrower Joinder Agreement") executed by CB, (ii) a Joinder Agreement
          --------------------------
         executed by CB and (iii) such other documents and items with respect to CB and its Property as the Agent may reasonably request pursuant to
         Section 7.13 of the Credit Agreement.

              (e) Opinion of Counsel. The Agent shall have received a legal
                  ------------------
         opinion of Skadden Arps Slate Meagher & Flom (Illinois) in form and substance reasonably satisfactory to the Agent.

              (f) Evidence of Insurance. Receipt by the Agent of copies of
                  ---------------------
         insurance policies or certificates of insurance of ICI evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Agent as additional insured or loss payee on behalf of the Lenders.

                  (g) Consents. Receipt by the Agent of evidence that all
                      --------
         governmental, shareholder and material third party consents and approvals necessary or, in the opinion of the Agent, desirable in connection with the Alupac Acquisition and the related financings and transactions contemplated thereby and hereby have been received (including, without limitation, Hart-Scott-Rodino clearance and the consent (if necessary) of the City of Baxter Springs, Kansas and the Kansas Department of Commerce & Housing), and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Alupac Acquisition or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could have such effect.

                  (h) Pro Forma Compliance Certificate. Receipt by the Agent of
                      --------------------------------
         a Pro Forma Compliance Certificate with respect to the Alupac Acquisition demonstrating that, upon giving effect to the Alupac Acquisition and the ICI Mergers on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in
         Section 7.2 (as amended hereby).

                  (i) Alupac Purchase Agreement; Consummation of Alupac
                      -------------------------------------------------
         Acquisition. The Agent and its counsel shall have completed and be
         -----------
         reasonably satisfied with their review of (A) the Alupac Purchase Agreement (including all schedules exhibits thereto) and (B) all documents (including all schedules and exhibits thereto, collectively the "Merger Documents") executed or to be executed in connection with
              ----------------
         the ICI Mergers. The Alupac Acquisition shall have been consummated substantially in accordance with the terms of the Alupac Purchase Agreement and in compliance with applicable law and regulatory approvals. All material conditions precedent to the obligations of CB under the Alupac Purchase Agreement shall have been satisfied and the Alupac Purchase Agreement shall not have been altered, amended or otherwise changed or supplemented in any material respect or any material condition therein waived, without the prior written consent of the Agent. The Agent shall have received copies, certified by an officer of Packaging as true and complete, of the Alupac Purchase Agreement as originally executed and delivered, together with all exhibits and schedules.

                  (j) Equity Investment. Receipt by the Agent of evidence that
                      -----------------
         an equity investment of at least $4.5 million shall have been made in the Parent by members of the Sponsor Group and senior management of ICI (and that immediately thereafter the Parent shall have contributed such amount to the Borrower in exchange for common Capital Stock in the Borrower) on terms that are reasonably satisfactory to the Agent.

                  (k) Subordinated Notes. Receipt by the Agent of (i) a copy,
                      ------------------
         certified by an officer of the Borrower to be true and correct, of the ICI Seller Note as originally executed and delivered and (ii) an amendment to the Subordinated Note, in form and substance reasonably satisfactory to the Agent.

                  (l) Availability. After giving effect to the Loans made and
                      ------------
         Letters of Credit issued on the date hereof, there shall be at least $10.0 million of availability existing under the Revolving Committed Amount.

                  (m)  Title Endorsements. The Agent shall have received a title
                       ------------------
         endorsement with respect to each title policy previously issued to the Agent by the Title Company for the Real Properties owned or leased by Credit Parties, assuring the Agent that the applicable Mortgages or Leasehold Mortgages continue to provide a valid and enforceable mortgage lien on such Real Properties.

                  (n)  Environmental Reports. Unless otherwise consented to by
                       ---------------------
         the Agent, the Agent shall have received an environmental assessment report and related documents for each Real Property of ICI and Alupac, in form and substance reasonably satisfactory to the Agent.

                  (o)  Fees. The Agent shall have received (i) on behalf of each
                       ----
         Existing Lender that approves this Amendment, a fee equal to 0.25% of the Commitment of such Lender (before giving effect to this Amendment) and (ii) such fees due and payable pursuant to the Fee Letter.

                  (p)  Payoff Letters. The Agent shall have received a payoff
                       --------------
         letter, in form and substance satisfactory to the Agent, with respect to any Indebtedness provided by Bank One, Columbus, NA, The Director of Development of the State of Ohio and Noble County Chamber of Commerce to ICI or Alupac that is outstanding immediately prior to the First Amendment Effective Date.

                  (q)  Solvency Certificate. The Agent shall have received a
                       --------------------
         solvency certificate from the chief financial officer of ICI, in form and substance reasonably satisfactory to the Agent.


                                     PART 4

                                  MISCELLANEOUS

         SUBPART 4.1  Representations and Warranties. Each of the Credit Parties
                      ------------------------------
hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2  Reaffirmation of Credit Party Obligations. Each Credit
                      -----------------------------------------
Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 4.3  Post-Closing Requirement. Within one (1) Business Day
                      ------------------------
after the First Amendment Effective Date, the Agent shall have received (a) evidence of the consummation of the ICI Mergers in form and substance reasonably satisfactory to the Agent, (b)
a copy, certified by an officer of Packaging as true and complete, of the Merger Documents as originally executed and delivered, together with all exhibits and schedules, (c) a letter from ICI to the Lenders dated the First Amendment Effective Date confirming ICI's obligations under the Credit Documents as a Borrower and a Guarantor and (d) evidence that all governmental, shareholder and material third party consents and approvals necessary or, in the opinion of the Agent, desirable in connection with the ICI Mergers have been received (including, without limitation, Hart-Scott-Rodino clearance and the consent (if necessary) of the City of Baxter Springs, Kansas and the Kansas Department of Commerce & Housing), and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the ICI Mergers or that could seek or threaten any of the foregoing and no law or regulation shall be applicable which in the judgment of the Agent could have such effect. The ICI Mergers shall have been consummated substantially in accordance with the terms of the Merger Documents and in compliance with applicable law and regulatory approvals. All material conditions precedent to the obligations of the parties to the Merger Documents shall have been satisfied and the Merger Documents shall not have been altered, amended or otherwise changed or supplemented in any material respect or any material condition therein waived, without the prior written consent of the Agent. Absent the Agent's and the Required Lenders' written consent, failure of the Credit Parties to comply with this Subpart 4.3 shall constitute an Event of
                                       -----------
Default.

         SUBPART 4.4  Cross-References. References in this Amendment to any Part
                      ----------------
or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.5  Instrument Pursuant to Credit Agreement. This Amendment is
                      ---------------------------------------
a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SUBPART 4.6  References in Other Credit Documents. At such time as this
                      ------------------------------------
Amendment shall become effective pursuant to the terms of Subpart 3.1, all
                                                          -----------
references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 4.7  Counterparts/Telecopy. This Amendment may be executed by
                      ---------------------
the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.8  Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                      -------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.9  Successors and Assigns. This Amendment shall be binding
                      ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.10  General. Except as amended hereby, the Credit Agreement
                       -------
and all other Credit Documents shall continue in full force and effect.

         SUBPART 4.11  Break-Funding. The Borrower agrees to indemnify each
                       -------------
Existing Lender that incurs any loss or expense resulting from the refinancing of the Loans pursuant to this Amendment in accordance with the terms of Section
3.14 of the Credit Agreement.

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                  PACKAGING DYNAMICS, L.L.C.
---------

                                            By:    /s/ R.R. Cote
                                               ---------------------------------
                                            Name:  R.R. Cote
                                                 -------------------------------
                                            Title: V.P. and Treasurer
                                                  ------------------------------


                                            CB ACQUISITION, INC.,
                                            as a Borrower and a Guarantor

                                            By:    /s/ R.R. Cote
                                               ---------------------------------
                                            Name:  R.R. Cote
                                                 -------------------------------
                                            Title: V.P. and Treasurer
                                                  ------------------------------


EXISTING GUARANTORS:                        PACKAGING HOLDINGS, L.L.C.
-------------------

                                            By:    /s/ R.R. Cote
                                               ---------------------------------
                                            Name:  R.R. Cote
                                                 -------------------------------
                                            Title: V.P. and Treasurer
                                                  ------------------------------


                                            BAGCRAFT PACKAGING, L.L.C.

                                            (f/k/a Bagcraft Acquisition, L.L.C.)

                                            By:    /s/ R.R. Cote
                                               ---------------------------------
                                            Name:  R.R. Cote
                                                 -------------------------------
                                            Title: V.P. and Treasurer
                                                  ------------------------------


                                            IPMC ACQUISITION, L.L.C.

                                            By:    /s/ R.R. Cote
                                               ---------------------------------
                                            Name:  R.R. Cote
                                                 -------------------------------
                                            Title: V.P. and Treasurer
                                                  ------------------------------

EXISTING LENDERS:                    BANK OF AMERICA, N.A., a national banking
----------------
                                     association, formerly known as NationsBank,
                                     N.A., in its individual capacity and as
                                     Agent

                                     By:    /s/ Lisa S. Donoghue
                                        ----------------------------------------
                                     Name:  Lisa S. Donoghue
                                          --------------------------------------
                                     Title: Managing Director
                                           -------------------------------------

                                            ALLSTATE LIFE INSURANCE COMPANY

                                            By:    /s/ Terry D. Zinkula
                                               ------------------------------
                                            Name:  Terry D. Zinkula
                                                 ----------------------------
                                            Title: Authorized Signatory
                                                  ---------------------------

                                            By:    /s/ Patricia W. Wilson
                                               ------------------------------
                                            Name:  Patricia W. Wilson
                                                 ----------------------------
                                            Title: Authorized Signatory
                                                  ---------------------------

                                      ABN AMRO BANK N.V.

                                      By:    /s/ Eric R. Hollingsworth
                                         ---------------------------------------
                                      Name:  Eric R. Hollingsworth
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                      By:    /s/ Jamie A. Conn
                                         ---------------------------------------
                                      Name:  Jamie A. Conn
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                      FIRST UNION NATIONAL BANK

                                      By:    /s/ Scott Santa Cruz
                                         ---------------------------------------
                                      Name:  Scott Santa Cruz
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                      SOCIETE GENERALE

                                      By:    /s/ Christopher J. Speitz
                                         ---------------------------------------
                                      Name:  Christopher J. Speitz
                                           -------------------------------------
                                      Title: Director, Head of SG - Dallas
                                            ------------------------------------

                                      CIBC INC.

                                      By:    /s/ William M. Swenson
                                         ---------------------------------------
                                      Name:  Christopher J. Speitz
                                           -------------------------------------
                                      Title: Authorized Signatory
                                            ------------------------------------

                                      VAN KAMPEN SENIOR INCOME TRUST

                                      By:    /s/ Jeffrey W. Maillet
                                          --------------------------------------
                                      Name: Jeffrey W. Maillet
                                            ------------------------------------
                                      Title: Senior Vice President & Director
                                             -----------------------------------

                               VAN KAMPEN PRIME RATE INCOME TRUST

                               By:    /s/ Jeffrey W. Maillet
                                  ----------------------------------------------
                               Name:  Jeffrey W. Maillet
                                    --------------------------------------------
                               Title: Senior Vice President & Director
                                     -------------------------------------------

                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                   By:    /s/ Cole Ricks
                                      ------------------------------------------
                                   Name:  Cole Ricks
                                        ----------------------------------------
                                   Title: Senior Credit Analyst
                                         ---------------------------------------

NEW LENDERS:                         COMERICA BANK
-----------

                                     By:    /s/ Harve C. Light
                                        ---------------------------------------
                                     Name:  Harve C. Light
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.

                                   By:    /s/ Andrew C. Liggio
                                      ------------------------------------------
                                   Name:  Andrew C. Liggio
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         ---------------------------------------

                                    SENIOR DEBT PORTFOLIO

                                    By:    Boston Management and Research,
                                           as Investment Advisor

                                    By:    /s/ Scott H. Page
                                       -----------------------------------------
                                    Name:  Scott H. Page
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                     TYLER TRADING, INC.

                                     By:    /s/ Johnny E. Graves
                                        ----------------------------------------
                                     Name:  Johnny E. Graves
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                                     Annex A
                                     -------

                           BORROWER JOINDER AGREEMENT
                           --------------------------

     THIS BORROWER JOINDER AGREEMENT (this "Agreement"), dated as of July ___, 1999, is entered into between CB ACQUISITION, Inc., a Delaware corporation ("CB") and BANK OF AMERICA, N.A., a national banking association, formerly known as NationsBank, N.A., in its capacity as Agent (the "Agent") under that certain Credit Agreement dated as of November 20, 1998 among Packaging Dynamics, L.L.C., the Guarantors party thereto, the Lenders party thereto, and the Agent (as amended by the First Amendment to Credit Agreement (the "First Amendment") dated as of the date hereof and as the same may be further amended, modified, extended or restated from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     CB and the Agent, for the benefit of the Lenders, hereby agree as follows:

     1. CB hereby acknowledges, agrees and confirms, on its behalf and on behalf of its successors and assigns, that, by its execution of this Agreement, CB will be deemed to be a Credit Party and Borrower under and as defined in the Credit Agreement for all purposes of the Credit Agreement relating to payment obligations and shall have all of the rights and payment obligations of Borrower thereunder as if it had executed the Credit Agreement. CB hereby further acknowledges that the payment obligations as Borrower of each of Packaging and CB under the Credit Agreement are joint and several and hereby agrees to be bound by the terms and conditions of Section 11.20 of the Credit Agreement. CB hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement applicable to Borrower relating to payment obligations, including all of the payment obligations set forth in Sections 2, 3 and 11 of the Credit Agreement and all of the terms, provisions and conditions contained in the Credit Agreement applicable to a Credit Party, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement.

     2. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

     3. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, CB has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

                                              CB ACQUISITION, Inc.

                                              By:______________________________
                                              Name:____________________________
                                              Title:___________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
a national banking association,
formerly known as NationsBank, N.A.,
as Agent


By:_______________________________
Name:_____________________________
Title:____________________________

                                  EXHIBIT 1.1B

                            FORM OF PLEDGE AGREEMENT
                            ------------------------

     THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of July
                                  ----------------
__, 1999 among PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company (the "Borrower"), PACKAGING HOLDINGS, L.L.C., a Delaware limited liability
      --------
company (the "Parent") and certain Subsidiaries of the Borrower from time to
              ------
time party hereto (together with Borrower and the Parent, individually a "Pledgor" and collectively the "Pledgors") and BANK OF AMERICA, N.A., a national
 -------                        --------
banking association, formerly known as NationsBank, N.A., in its capacity as Agent (in such capacity, the "Agent") for the lenders from time to time party to
                              -----
the Credit Agreement described below (the "Lenders").
                                           -------

                                    RECITALS
                                    --------

     WHEREAS, pursuant to that certain Credit Agreement dated as of November 20, 1998 (as amended by that certain First Amendment to Credit Agreement dated as of the date hereof (the "First Amendment") and as further amended, modified,
                      ---------------
extended, renewed, restated or replaced from time to time, the "Credit
                                                                ------
Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the
---------
Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment that the Pledgors shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions. Unless otherwise defined herein, capitalized terms used
          -----------
herein shall have the meanings ascribed to such terms in the Credit Agreement. For purposes of this Pledge Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Credit Party.

     2.   Pledge and Grant of Security Interest. To secure the prompt payment
          -------------------------------------
and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):
                    ------------------

          (a)  Pledged Capital Stock. (i) 100% (or, if less, the full amount
               ---------------------
     owned by such Pledgor) of the issued and outstanding Capital Stock which constitute certificated securities for purposes of the UCC (as defined herein) ("Certificated
                                                              ------------
     Capital Stock") of each Subsidiary that is domiciled in the United States
     -------------
     of America (individually a "Domestic Subsidiary" and collectively the
                                 -------------------
     "Domestic Subsidiaries") as set forth on Schedule 2(a) attached hereto and
      ---------------------                   -------------
     (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Certificated Capital Stock of each Subsidiary that is not domiciled in the United States of America (individually a "Foreign
                                                                -------
     Subsidiary" and collectively the "Foreign Subsidiaries"), as set forth on
     ----------                        --------------------
     Schedule 2(a) attached hereto, in each case together with the certificates
     -------------
     (or other agreements or instruments), if any, representing such Certificated Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Certificated Capital Stock described in Section 2(b) and 2(c) below, the "Pledged Capital Stock"), including, but not limited to, the following:
      ---------------------

               (A) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock, which in any case constitute certificated securities for purposes of the UCC; provided, however, such Pledgor shall not be required to deliver more than 65% of the Certificated Capital Stock of any Foreign Subsidiary of such Pledgor; and

               (B) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, the Certificated Capital Stock of the successor entity formed by or resulting from such consolidation or merger (or 65% of the Certificated Capital Stock if the successor is a Foreign Subsidiary), unless otherwise permitted by the Credit Document.

          (b)  Additional Shares. (i) 100% (or, if less, the full amount owned
               -----------------
     by such Pledgor) of the issued and outstanding Certificated Capital Stock of any Person which hereafter becomes a Domestic Subsidiary and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Certificated Capital Stock of any Person which hereafter becomes a Foreign Subsidiary, in each case together with the certificates (or other agreements or instruments), if any, representing such Certificated Capital Stock.

          (c)  Proceeds. All proceeds and products of the foregoing, however and
               --------
     whenever acquired and in whatever form.

     provided that none of the foregoing Collateral shall include any shares of Certificated Capital Stock or equity interests which constitute Margin Stock.

     Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Certificated Capital

Stock to the Collateral Agent as collateral security for the Pledgor Obligations. Upon delivery to the Collateral Agent, such additional Certificated Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Certificated Capital
    -------------
Stock.

     3.   Security for Pledgor Obligations. The security interest created hereby
          --------------------------------
in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Credit Party Obligations, now existing or hereafter arising pursuant to the Credit Documents, owing from the Borrower or any other Credit Party to any Lender or the Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Hedging Agreements between any Credit Party and any Lender and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing (collectively, the "Pledgor Obligations").
                    -------------------

     4.   Delivery of the Pledged Collateral; Perfection of Security Interest.
          -------------------------------------------------------------------
Each Pledgor hereby agrees that:

          (a)  Delivery of Certificates. Each Pledgor shall deliver to the Agent
               ------------------------
     (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.
                 ------------

          (b)  Additional Securities. If such Pledgor shall receive by virtue of
               ---------------------
     its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or
     (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then, subject to the percentage limitations set forth in Sections 2(a) and (b) above, such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in
     Exhibit 4(a), to be held by the Agent as Pledged Collateral and as further
     ------------
     collateral security for the Pledgor Obligations.

          (c)  Financing Statements. Each Pledgor shall execute and deliver to
               --------------------
     the Agent such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

     5.   Representations and Warranties. Each Pledgor hereby represents and
          ------------------------------
warrants to the Agent, for the benefit of the Lenders:

          (a)  Authorization of Pledged Capital Stock. The Pledged Capital Stock
               --------------------------------------
     is duly authorized and validly issued, is fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and is not subject to the preemptive rights of any Person. All other shares of Certificated Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and not subject to the preemptive rights of any Person.

          (b)  Title. Each Pledgor owns the Pledged Collateral of such Pledgor
               -----
     and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than the security interest created by this Pledge Agreement and Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") with
                                                                 ---
     respect to the Pledged Capital Stock of such Pledgor.

          (c)  Exercising of Rights. The exercise by the Agent of its rights and
               --------------------
     remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

          (d)  Pledgor's Authority. No authorization, approval or action by, and
               -------------------
     no notice or filing with any Governmental Authority or with the issuer of any Pledged Capital Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

          (e)  Security Interest/Priority. This Pledge Agreement creates a valid
               --------------------------
     security interest in favor of the Agent, for the benefit of the Lenders, in the Pledged Collateral. The taking of possession by the Agent of the certificates, if any, representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in the Pledged Capital Stock and, when properly perfected by filing of UCC financing statements, the Agent shall have a first priority perfected security interest in all other Pledged Collateral represented by such Pledged Capital Stock. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

          (f)  No Other Certificated Capital Stock. As of the date hereof, no
               -----------------------------------
     Pledgor owns any Certificated Capital Stock other than as set forth on
     Schedule 2(a) attached hereto.
     -------------

     6.   Covenants. Each Pledgor hereby covenants, that so long as any of the
          ---------
Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) and until all of the Commitments shall have been terminated, such Pledgor shall:

          (a)  Books and Records. Mark its books and records (and shall cause
               -----------------
     the issuer of the Pledged Capital Stock of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

          (b)  Defense of Title. Warrant and defend title to and ownership of
               ----------------
     the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for those created hereunder and the security interested created hereby and except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

          (c)  Further Assurances. Promptly execute and deliver at its expense
               ------------------
     all further instruments and documents and take all further action that may be necessary and desirable or that the Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, the execution and filing of UCC financing statements and any and all action necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in all Certificated Capital Stock); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Agent, if an Event of Default shall have occurred and be continuing, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

          (d)  Amendments. Not make or consent to any amendment or other
               ----------
     modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

          (e)  Compliance with Securities Laws. File all reports and other
               -------------------------------
     information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

               (f)  Restricted Payments for Taxes. Notwithstanding anything in
                    -----------------------------
          this Pledge Agreement to the contrary, the Agent, on behalf of the Lenders, agrees that its Lien on any monies used by the Pledgors to make a Restricted Payment for Taxes shall be released upon the payment of such Restricted Payment for Taxes.

          7.   Performance of Obligations and Advances by Agent. On failure of
               ------------------------------------------------
any Pledgor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its reasonable discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 2.1(e)(i) of
                                                           -----------------
the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Hedging Agreement between any Credit Party and any Lender. The Agent or any Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

          8.   Events of Default. The occurrence of an event which under the
               -----------------
Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").
                       ----------------

          9.   Remedies.  Upon the occurrence of an Event of Default and during
               --------
the continuation thereof:

               (a)  General Remedies. The Agent shall have, in respect of the
                    ----------------
          Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents, in any Hedging Agreement between any Credit Party and any Lender or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

               (b)  Sale of Pledged Collateral. Without limiting the generality
                    --------------------------
          of this Section and without notice, the Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed postage prepaid to such Pledgor in accordance with the notice provisions of Section 11.1 of the Credit
                                              ------------
     Agreement at least 10 days before the time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c)  Private Sale. The Pledgors recognize that the Agent may deem it
               ------------
     impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent may, in such event, bid for the purchase of such Pledged Collateral.

          (d)  Retention of Pledged Collateral. The Agent may, after complying
               -------------------------------
     with Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

          (e)  Deficiency. In the event that the proceeds of any sale,
               ----------
     collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1(a) of the Credit Agreement for
                                   --------------
     Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     10.  Rights of the Agent.
          -------------------

          (a)  Power of Attorney. In addition to other powers of attorney
               -----------------
     contained herein, each Pledgor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

               (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Agent may reasonably determine;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

               (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

               (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

               (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

               (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

               (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

               (viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein; provided that the Agent will provide notice to the appropriate Pledgors of any of the foregoing within 10 days of the execution, delivery and filing, if any, thereof and will promptly thereafter provide copies of any of the foregoing executed and delivered by the Agent, including, if received by the Agent, acknowledgement copies of any financing statements so filed;

               (ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine;

               (x) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of such Pledgor into the name of the Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Capital Stock of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

               (xi) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor to effect the purposes of this Pledge Agreement.

     This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding (other than any such obligations with respect to indemnities which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or any Hedging Agreement between any Credit Party and any Lender is in effect and (ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

               (b)   Assignment by the Agent. The Agent may, in accordance with
                     -----------------------
          the terms of the Credit Agent, and the successor Agent shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

               (c)   The Agent's Duty of Care. Other than the exercise of
                     ------------------------
          reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each of the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to such Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

               (d)   Voting Rights in Respect of the Pledged Collateral.
                     --------------------------------------------------

                     (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                    (ii) Upon the occurrence and during the continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Agent which shall then have the sole right to exercise such voting and other consensual rights.

               (e)  Dividend and Distribution Rights in Respect of the Pledged
                    ----------------------------------------------------------
                    Collateral.
                    ----------

                    (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

               (ii) Upon the occurrence and during the continuance of an Event of Default:

                    (A) all rights of a Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section (other than rights with respect to cash to be used for Restricted Payments for Taxes) shall cease and all such rights shall thereupon be vested in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                    (B) all dividends, distributions and interest payments which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

          (f)  Release of Pledged Collateral. The Agent may release any of the
               -----------------------------
     Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted so long as any of the Pledged Obligations remain outstanding.

     11.  Application of Proceeds. Upon the occurrence and during the
          -----------------------
continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in Section 9.3 of
                                                               -----------
the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     12.  Costs of Counsel. At all times hereafter, the Pledgors agree to
          ----------------
promptly pay upon demand any and all reasonable documented costs and expenses of the Agent or the Lenders, (a) as required under Section 11.5 of the Credit
                                                ------------
Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder as set forth under Section 11.5 of the Credit Agreement.

     13.  Continuing Agreement.
          --------------------

          (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding (other than any such obligations with respect to the indemnities set forth in the Credit Document which by the terms thereof are stated to survive termination of the Credit Documents) under any Credit Document, and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Agent and the Lenders shall, upon the request and at the expense of the Pledgors, (i) return all certificates representing the Pledged Capital Stock, all other certificates and instruments constituting Pledged Collateral and all instruments of transfer or assignment which have been delivered to the Agent pursuant to this Pledge Agreement and (ii) forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

          (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

          14.  Amendments; Waivers; Modifications. This Pledge Agreement and the
               ----------------------------------
provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.
                                  ------------

          15.  Successors in Interest. This Pledge Agreement shall create a
               ----------------------
continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however,
                                                            --------  -------
that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders (unless otherwise permitted by the Credit Agreement), as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

     16.  Notices. All notices required or permitted to be given under this
          -------
Pledge Agreement shall be in conformance with Section 11.1 of the Credit
                                              ------------
Agreement.

     17.  Counterparts. This Pledge Agreement may be executed in any number of
          ------------
counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

     18.  Headings. The headings of the sections and subsections hereof are
          --------
provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

     19.  Governing Law; Submission to Jurisdiction; Venue.
          ------------------------------------------------

          (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section
                                                                         -------
     11.1 of the Credit Agreement, such service to become effective 30 days
     ----
     after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

          (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     20.  Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH
          --------------------
OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     21.  Severability. If any provision of this Pledge Agreement is determined
          ------------
to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

          22.  Entirety. This Pledge Agreement, the other Credit Documents and
               --------
the Hedging Agreements between any Credit Party and any Lender represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, such Hedging Agreements or the transactions contemplated herein and therein.

          23.  Survival. All representations and warranties of the Pledgors
               --------
hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the Hedging Agreements between any Credit Party and any Lender, the delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

          24.  Other Security. To the extent that any of the Pledgor Obligations
               --------------
are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and continuance of any Event of Default to the extent the applicable security agreement, guarantee or endorsement or other applicable document so provides, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement between any Credit Party and any Lender.

          25.  Joint and Several Obligations of Pledgors.
               -----------------------------------------

               (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

               (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the other Credit Documents and the Hedging Agreements between any Credit Party and any Lender, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

               (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:                                  PACKAGING DYNAMICS, L.L.C.,
---------

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            INTERNATIONAL CONVERTER, INC.
                                            (f/k/a CB Acquisition, Inc.)

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


GUARANTORS:                                 PACKAGING HOLDINGS, L.L.C.
----------

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            BAGCRAFT PACKAGING, L.L.C.
                                            (f/k/a Bagcraft Acquisition, L.L.C.)

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            IPMC ACQUISITION, L.L.C.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

     Accepted and agreed to as of the date first above written.

                                           BANK OF AMERICA, N.A., a national
                                           banking association, formerly known
                                           as NationsBank, N.A., as Agent


                                          By:______________________________
                                          Name:____________________________
                                          Title:___________________________

                                  Schedule 2(a)
                                  -------------

                                       to

                                Pledge Agreement

                           dated as of July ___, 1999

                        in favor of Bank of America, N.A.

                                    as Agent

                              PLEDGED CAPITAL STOCK
                              ---------------------


Pledgor:  PACKAGING DYNAMICS, L.L.C.

          Name of                    Number of     Certificate [_]    Percentage    Percentage
       Subsidiary [_]                 Shares           Number          Ownership    [_] Pledged
       ----------                     ------           ------          ---------        -------
International Converter, Inc.                                             100%          100%

                                  Exhibit 4(a)
                                  ------------

                                       to

                                Pledge Agreement

                           dated as of July ___, 1999

                        in favor of Bank of America, N.A.

                                    as Agent


                             Irrevocable Stock Power
                             -----------------------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _______________, a _______ corporation:

                 No. of Shares                     Certificate No.
                 -------------                     ---------------

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                           _______________,
                                           a ______________ corporation

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                                                 Exhibit 2.1(f)
                                                                       to
                                                                Credit Agreement

                                     FORM OF
                                 REVOLVING NOTE
                                 --------------

$__________                                                       July ___, 1999

     FOR VALUE RECEIVED, PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), and INTERNATIONAL CONVERTER, INC., a Delaware
                    ---------
corporation ("ICI" and, together with Packaging, the "Borrowers"), hereby
              ---                                     ---------
jointly and severally promise to pay to the order of ___________________________ (the "Lender"), at the office of Bank of America, N.A., a national banking
      ------
association, formerly known as NationsBank, N.A. (the "Agent") (or at such other
                                                       -----
place or places as the holder of this Revolving Note may designate) as set forth in that certain Credit Agreement (as amended by that certain First Amendment to Credit Agreement dated as of the date hereof and as it may be further amended, modified, extended or restated from time to time, the "Credit Agreement") dated
                                                       ----------------
as of November 20, 1998 among the Borrowers, Packaging Holdings, L.L.C. and each of the Subsidiaries of the Borrowers as Guarantors, the Lenders named therein (including the Lender) and the Agent, the principal sum of _________________________ DOLLARS ($______________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender, at such office, in like money and funds, for the period commencing on the date of each such Revolving Loan until each such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement and evidences Revolving Loans made by the Lender thereunder. Capitalized terms used in this Revolving Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

     The Credit Agreement provides for the acceleration of the maturity of the Revolving Loans evidenced by this Revolving Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Revolving Loans upon the terms and conditions specified therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to principal and interest, all costs of collection, including reasonable attorney fees.

     The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Revolving Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing hereunder in respect of the Revolving Loans to be evidenced by this Revolving Note, and each such recordation or endorsement shall be prima facie evidence of such information, absent manifest error.

     Except as permitted by Section 11.3(b) of the Credit Agreement, this Revolving Note may not be assigned by the Lender to any other Person.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be executed as of the date first above written.

                                            PACKAGING DYNAMICS, L.L.C.,
                                            a Delaware limited liability company


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            INTERNATIONAL CONVERTER, INC.,
                                            a Delaware corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                                  Exhibit 2.3(e)
                                                                       to
                                                                Credit Agreement

                                     FORM OF
                               TRANCHE A TERM NOTE
                               -------------------

$__________                                                       July ___, 1999

     FOR VALUE RECEIVED, PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), and INTERNATIONAL CONVERTER, INC., a Delaware
                    ---------
corporation ("ICI" and, together with Packaging, the "Borrowers"), hereby
              ---                                     ---------
jointly and severally promise to pay to the order of ___________________________ (the "Lender"), at the office of Bank of America, N.A., a national banking
      ------
association, formerly known as NationsBank, N.A. (the "Agent") (or at such other
                                                       -----
place or places as the holder of this Tranche A Term Note may designate) as set forth in that certain Credit Agreement (as amended by that certain First Amendment to Credit Agreement dated as of the date hereof and as it may be further amended, modified, extended or restated from time to time, the "Credit
                                                                        ------
Agreement") dated as of November 20, 1998 among the Borrowers, Packaging
---------
Holdings, L.L.C. and each of the Subsidiaries of the Borrowers as Guarantors, the Lenders named therein (including the Lender) and the Agent, the principal sum of _________________________ DOLLARS ($______________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A Term Loans made by the Lender to the Borrowers under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Tranche A Term Loan made by the Lender, at such office, in like money and funds, for the period commencing on the date of each such Tranche A Term Loan until each such Tranche A Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Tranche A Term Notes referred to in the Credit Agreement and evidences Tranche A Term Loans made by the Lender thereunder. Capitalized terms used in this Tranche A Term Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

     The Credit Agreement provides for the acceleration of the maturity of the Tranche A Term Loans evidenced by this Tranche A Term Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Tranche A Term Loans upon the terms and conditions specified therein. In the event this Tranche A Term Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to principal and interest, all costs of collection, including reasonable attorney fees.

     The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Tranche A Term Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing hereunder in respect of the Tranche A Term Loans to be evidenced by this Tranche A Term Note, and each such recordation or endorsement shall be prima facie evidence of such information, absent manifest error.

     Except as permitted by Section 11.3(b) of the Credit Agreement, this Tranche A Term Note may not be assigned by the Lender to any other Person.

     THIS TRANCHE A TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Borrowers have caused this Tranche A Term Note to be executed as of the date first above written.

                                            PACKAGING DYNAMICS, L.L.C.,
                                            a Delaware limited liability company


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            INTERNATIONAL CONVERTER, INC.,
                                            a Delaware corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                                  Exhibit 2.4(e)
                                                                        to
                                                                Credit Agreement

                                     FORM OF
                               TRANCHE B TERM NOTE
                               -------------------

$__________                                                       July ___, 1999

     FOR VALUE RECEIVED, PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), and INTERNATIONAL CONVERTER, INC., a Delaware
                    ---------
corporation ("ICI" and, together with Packaging, the "Borrowers"), hereby
              ---                                     ---------
jointly and severally promise to pay to the order of ___________________________ (the "Lender"), at the office of Bank of America, N.A., a national banking
      ------
association, formerly known as NationsBank, N.A. (the "Agent") (or at such other
                                                       -----
place or places as the holder of this Tranche B Term Note may designate) as set forth in that certain Credit Agreement (as amended by that certain First Amendment to Credit Agreement dated as of the date hereof and as it may be further amended, modified, extended or restated from time to time, the "Credit
                                                                        ------
Agreement") dated as of November 20, 1998 among the Borrowers, Packaging
---------
Holdings, L.L.C. and each of the Subsidiaries of the Borrowers as Guarantors, the Lenders named therein (including the Lender) and the Agent, the principal sum of _________________________ DOLLARS ($______________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B Term Loans made by the Lender to the Borrowers under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Tranche B Term Loan made by the Lender, at such office, in like money and funds, for the period commencing on the date of each such Tranche B Term Loan until each such Tranche B Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     This Note is one of the Tranche B Term Notes referred to in the Credit Agreement and evidences Tranche B Term Loans made by the Lender thereunder. Capitalized terms used in this Tranche B Term Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

     The Credit Agreement provides for the acceleration of the maturity of the Tranche B Term Loans evidenced by this Tranche B Term Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Tranche B Term Loans upon the terms and conditions specified therein. In the event this Tranche B Term Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to principal and interest, all costs of collection, including reasonable attorney fees.

     The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Tranche B Term Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing hereunder in respect of the Tranche B Term Loans to be evidenced by this Tranche B Term Note, and each such recordation or endorsement shall be prima facie evidence of such information, absent manifest error.

     Except as permitted by Section 11.3(b) of the Credit Agreement, this Tranche B Term Note may not be assigned by the Lender to any other Person.

     THIS TRANCHE B TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Borrowers have caused this Tranche B Term Note to be executed as of the date first above written.

                                            PACKAGING DYNAMICS, L.L.C.,
                                            a Delaware limited liability company


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            INTERNATIONAL CONVERTER, INC.,
                                            a Delaware corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________